Summary of Significant Accounting Policies (Policies)	12 Months Ended
May 31, 2016
Accounting Policies [Abstract]
Consolidation, Noncontrolling Interests and Basis of Presentation

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries, except for certain subsidiaries that were deconsolidated for the period from May 31, 2010 through December 31, 2014 (please refer to Note A[2]). We account for our investments in less-than-majority-owned joint ventures, for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

Certain prior-year amounts have been reclassified to conform with current-year presentation.

Specialty Products Holding Corp. (“SPHC”)

2) Specialty Products Holding Corp. (“SPHC”)

Prior to May 31, 2010, Bondex International, Inc. (“Bondex”) and its parent, SPHC, were defendants in various asbestos-related bodily injury lawsuits filed in various state courts. These cases generally sought unspecified damages for asbestos-related diseases based on alleged exposures to asbestos-containing products.  On May 31, 2010, Bondex and SPHC, filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to reorganize under chapter 11 of the Bankruptcy Code.  SPHC and Bondex took this action in an effort to permanently and comprehensively resolve all pending and future asbestos-related liability claims associated with Bondex and SPHC.

Similarly, Republic Powdered Metals, Inc. (“Republic”) and NMBFiL, Inc. (“NMBFiL”), both of which are indirect wholly owned subsidiaries of RPM International Inc. (“RPM”), filed to reorganize under chapter 11 of the Bankruptcy Code in August 2014 to resolve all their pending and future asbestos-related liability claims.  Both Republic and NMBFiL remained consolidated subsidiaries of RPM, considering the short-term nature of the bankruptcy and that RPM maintained control of them from a participating rights perspective.

On December 10, 2014 a plan of reorganization was confirmed (the “Bankruptcy Plan”), and, effective as of December 23, 2014 (the “Effective Date”), Bondex, SPHC, Republic and NMBFiL emerged from bankruptcy.  In accordance with the Bankruptcy Plan, trusts were established under Section 524(g) of the United States Bankruptcy Code (together, the “Trust”) and funded with first installments.  Pursuant to the Bankruptcy Plan, the Trust assumed all liability and responsibility for current and future asbestos personal injury claims of Bondex, SPHC, Republic and NMBFiL, and such entities will have no further liability or responsibility for, and will (along with affiliates) be permanently protected from, such asbestos claims.

The Trust was funded with $450.0 million in cash and a promissory note, bearing no interest and maturing on or before the fourth anniversary of the Effective Date (the “Bankruptcy Note”). The net present value of the Bankruptcy Note, or $335.0 million, is classified as other accrued liabilities and other long-term liabilities for approximately $101.5 million and $233.5 million, respectively, in our Consolidated Financial Statements at May 31, 2016.  Borrowings under our $800.0 million revolving credit facility were used to fund the initial payment of $450.0 million, which is classified as long-term debt in our Consolidated Balance Sheets.  A portion of the payments due under the Bankruptcy Note is secured by a right to the equity of SPHC, Republic and Bondex.  The Bankruptcy Plan and Bankruptcy Note, provide for the following additional contributions to the Trust:

•

On or before the second anniversary of the Effective Date, an additional $102.5 million in cash, RPM stock or a combination thereof (at our discretion in this and all subsequent cases) will be deposited into the Trust;

•	On or before the third anniversary of the Effective Date, an additional $120.0 million in cash, RPM stock or a combination thereof will be deposited into the Trust; and
•	On or before the fourth anniversary of the Effective Date, a final payment of $125.0 million in cash, RPM stock or a combination thereof will be deposited into the Trust.

Total current and future contributions to the Trust are deductible for U.S. income tax purposes.

Effective with the filing of the Notice of Entry of Order confirming the Bankruptcy Plan, which required the funding of the Trust, we regained control of SPHC and its subsidiaries, and accordingly, we have accounted for the event as a business combination. The funding of the Trust represents the total consideration transferred in the transaction, or $772.6 million.  The opening balance sheets are based upon closing balances as of December 31, 2014 and results of operations have been included in our Consolidated Financial Statements beginning on January 1, 2015 (the “Accounting Effective Date”) forward, as we concluded that the activity occurring between the date control was obtained (December 23, 2014) and the Accounting Effective Date was not significant.

The fair values of SPHC and its subsidiaries have been determined as of January 1, 2015.  Additionally, the fair value of RPM Holdco, of which SPHC owns 21.39% of the outstanding common stock, has been determined in order to account for our increase in ownership of the noncontrolling interest as an equity transaction.  The total consideration has been allocated on a relative fair value basis between the noncontrolling interest in RPM Holdco, or approximately $208.4 million, and the net assets of SPHC, or approximately $564.2 million.  The difference between the fair value of the noncontrolling interest in RPM Holdco and the carrying value of the noncontrolling interest was recorded as an equity transaction.  The portion of the transaction accounted for as a business combination resulted in goodwill of $118.7 million and intangible assets of $176.0 million.  The acquired intangible assets totaling $176.0 million comprise the following $118.7 million of customer and distributor relationships, $2.0 million of definite-lived tradenames, $52.7 million of indefinite-lived tradenames and $2.6 million of formulas.  Income tax assets of $271.7 million were recorded in connection with the deductibility of current and future contributions to the Trust.  Additionally, deferred tax liabilities of $72.3 million were recorded for the excess of the fair value book basis of certain assets over the corresponding tax basis.  The fair values of net tangible assets, intangible assets and the noncontrolling interest were based upon valuations, which required our significant use of estimates and assumptions.  The valuations of consideration transferred and total assets acquired and liabilities assumed are complete as of May 31, 2016.

Use of Estimates

3) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Acquisitions/Divestitures

4) Acquisitions/Divestitures

We account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2016, we completed seven acquisitions.  Two of the current-year acquisitions report through our consumer reportable segment, which included the following:  the assets associated with nail enamel filling lines and related equipment, based in Newburgh, New York; and a manufacturer of concrete care coatings and sealants for the retail market based in Auburndale, Florida.   There were also two product line acquisitions during the year that will report through our industrial reportable segment, which included the following:  a manufacturer of construction adhesives, sealants and tapes based on Calgary, Alberta, Canada; and a manufacturer of extruded silicone sheets for the North American commercial construction and OEM markets based in Harbor Springs, Michigan.  Lastly, there were three acquisitions of product lines during the year that report through our specialty reportable segment, which included the following:  a distributor of a full line of fuel additives based in Battle Creek, Michigan; a plastic molding supplier and manufacturer of fans and radiators for the auto aftermarket based in Fife, Washington; and a manufacturer of high-strength egg white products and specialized stabilizers for meringue toppings and desserts based in LaGrange, Illinois.  During the current fiscal year, we also executed the divestiture of one small product line.

During fiscal 2016, we also acquired the remaining 51% of our Chinese joint venture, as further described in Note A(17) below.

As described in Note A(2) above, effective January 1, 2015, we regained control of SPHC and its subsidiaries, and accordingly, we have accounted for a portion of the transaction as a business combination, while the other portion of the transaction relating to our increase in ownership of RPM Holdco has been accounted for as an equity transaction.  The fair values of SPHC and its subsidiaries that were determined as of January 1, 2015, are described in more complete detail in Note A(2).

In addition to the reconsolidation of SPHC, during the fiscal year ended May 31, 2015, we completed six acquisitions.  Three of the fiscal 2015 acquisitions report through our industrial reportable segment, which included the following:  a waterproofing products manufacturer in Brazil; a manufacturer of powder construction products based in Phoenix, Arizona; and a manufacturer of firestopping products for the construction industry based in London, UK.  Reporting through our specialty reportable segment is our acquisition of a manufacturer of high performance wood finishes based in Manchester, U.K.  The other two acquisitions, which included a producer of specialty cleaners based in Cumming, Georgia and a producer of aerosol paints based in Johannesburg, South Africa, report through our consumer reportable segment.

The purchase price for each acquisition, excluding the reconsolidated SPHC entities, has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. While the valuations of consideration transferred and total assets acquired and liabilities assumed are substantially complete, measurement period adjustments may be recorded in the future as we finalize certain fair value estimates.  The primary areas that remain preliminary relate to the fair values of deferred income taxes for acquisitions completed during fiscal 2016.  Acquisitions are aggregated by year of purchase in the following table:

	Fiscal 2016 Acquisitions			Fiscal 2015 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$20,094			$27,533
Property, plant and equipment		4,771			11,506
Goodwill	N/A	29,762		N/A	27,833
Tradenames - indefinite lives	N/A	-		N/A	7,209
Other intangible assets	9	18,441		14	26,781
Other long-term assets		27			202
Total Assets Acquired		$73,095			$101,064
Liabilities assumed		(21,379)			(28,363)
Net Assets Acquired		$51,716	(1)		$72,701	(2)

(1)	Figure includes cash acquired of $6.5 million.
(2)	Figure includes cash acquired of $2.8 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2016 and May 31, 2015 were not materially different from reported results and, consequently, are not presented.

Foreign Currency

5) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses increased during the last three fiscal years due to the strengthening of the U.S. dollar, resulting in net transactional foreign exchange losses for fiscal 2016, 2015 and 2014 of approximately $24.4 million, $22.3 million and $17.7 million, respectively.

Cash and Cash Equivalents

6) Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

Property, Plant & Equipment

7) Property, Plant & Equipment

May 31,	2016	2015
(In thousands)
Land	$60,223	$58,555
Buildings and leasehold improvements	363,036	349,682
Machinery and equipment	921,571	850,067
Total property, plant and equipment, at cost	1,344,830	1,258,304
Less: allowance for depreciation and amortization	715,377	668,658
Property, plant and equipment, net	$629,453	$589,646

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	3 to 40 years
Buildings and improvements	1 to 50 years
Machinery and equipment	1 to 32 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

Revenue Recognition

8) Revenue Recognition

Revenues are recognized when realized or realizable, and when earned. In general, this is when title and risk of loss pass to the customer. Further, revenues are realizable when we have persuasive evidence of a sales arrangement, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. We reduce our revenues for estimated customer returns and allowances, certain rebates, sales incentives, and promotions in the same period the related sales are recorded.

We also record revenues generated under long-term construction contracts, mainly in connection with the installation of specialized roofing and flooring systems, and related services. Certain long-term construction contracts are accounted for under the percentage-of-completion method, and therefore we record contract revenues and related costs as our contracts progress. This method recognizes the economic results of contract performance on a timelier basis than does the completed-contract method; however, application of this method requires reasonably dependable estimates of progress toward completion, as well as other dependable estimates. When reasonably dependable estimates cannot be made, or if other factors make estimates doubtful, the completed-contract method is applied. Under the completed-contract method, billings and costs are accumulated on the balance sheet as the contract progresses, but no revenue is recognized until the contract is complete or substantially complete.

Shipping Costs

9) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in SG&A expenses. For the years ended May 31, 2016, 2015 and 2014, shipping costs were $145.3 million, $142.9 million and $133.0 million, respectively.

Allowance for Doubtful Accounts Receivable

10) Allowance for Doubtful Accounts Receivable

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility and past experience, but are primarily made up of individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we confirm uncollectibility. Actual collections of trade receivables could differ from our estimates due to changes in future economic or industry conditions or specific customer’s financial conditions.  For the periods ended May 31, 2016, 2015 and 2014, bad debt expense approximated $8.7 million, $4.9 million and $7.6 million, respectively.

Inventories

11) Inventories

Inventories are stated at the lower of cost or market, cost being determined on a first-in, first-out (FIFO) basis and market being determined on the basis of replacement cost or net realizable value. Inventory costs include raw materials, labor and manufacturing overhead. We review the net realizable value of our inventory in detail on an on-going basis, with consideration given to various factors, which include our estimated reserves for excess, obsolete, slow moving or distressed inventories. If actual market conditions differ from our projections, and our estimates prove to be inaccurate, write-downs of inventory values and adjustments to cost of sales may be required. Historically, our inventory reserves have approximated actual experience.  Inventories were composed of the following major classes:

May 31,	2016	2015
(In thousands)
Raw material and supplies	$227,900	$235,649
Finished goods	457,918	438,556
Total Inventory	$685,818	$674,205

Goodwill and Other Intangible Assets

12) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. First, we assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount.  The traditional two-step quantitative process is required only if we conclude that it is more likely than not that a reporting unit’s fair value is less than its carrying amount.  However, we have an unconditional option to bypass a qualitative assessment and proceed directly to performing the traditional two-step quantitative analysis.  We applied both the qualitative and traditional two-step quantitative processes during our annual goodwill impairment assessment performed during the fourth quarters of fiscal 2016, 2015 and 2014.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data.  As a result of the assessments performed for fiscal 2016, 2015 and 2014, there were no impairments, including no reporting units that were at risk of failing step one of the traditional two-step quantitative analysis.  However, within our consumer segment, the estimated fair value of our Kirker reporting unit with $143.3 million of goodwill, exceeded its carrying value by approximately 8%.  The discounted cash flow used in the goodwill impairment test for Kirker assumed discrete period revenue growth through fiscal 2020 that was reflective of market opportunities related to contracting with certain retailers to fill nail polish for their respective private label brands as well as the growing core liquid nail polish business in line with the expected liquid nail polish growth rates for the markets in which Kirker operates.  In the terminal year we assumed a long-term earnings growth rate of 3.0% that we believe is appropriate given the current industry specific expectations.  As of the valuation date, we utilized a weighted-average cost of capital of 8.0%, which we believe is appropriate as it reflects the relative risk, the time value of money, and is consistent with Kirker’s peer group.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. We may elect to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount before applying traditional quantitative tests.  We applied both qualitative and quantitative processes during our annual indefinite-lived intangible asset impairment assessments performed during the fourth quarters of fiscal 2016, 2015 and 2014.

The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data.  As a result of the assessments performed for fiscal 2016, 2015 and 2014, there were no impairments.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

Advertising Costs

13) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2016, 2015 and 2014, advertising costs were $49.7 million, $40.8 million and $49.6 million, respectively.

Research and Development

14) Research and Development

Research and development costs are charged to operations when incurred and are included in SG&A expenses. The amounts charged to expense for the years ended May 31, 2016, 2015 and 2014 were $61.5 million, $56.7 million and $54.6 million, respectively.

Stock-Based Compensation

15) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note H, “Stock-Based Compensation,” for further information.

Investment (Income), Net

16) Investment (Income), Net

Investment (income), net, consists of the following components:

Year Ended May 31,	2016	2015	2014
(In thousands)
Interest (income)	$(5,975)	$(8,304)	$(6,327)
(Gain) on sale of marketable securities	(6,457)	(8,692)	(7,353)
Other-than-temporary impairment on securities	3,811	22	161
Dividend (income)	(1,744)	(1,603)	(2,196)
Investment (income), net	$(10,365)	$(18,577)	$(15,715)

Other Expense (Income), Net

17) Other Expense (Income), Net

Other expense (income), net, consists of the following components:

Year Ended May 31,	2016	2015	2014
(In thousands)
Royalty expense (income), net	$2,039	$(1,843)	$(1,195)
Loss on litigation settlement	9,300	-	-
(Gain) on remeasurement of joint venture ownership	(7,972)	-	-
(Income) loss related to unconsolidated equity affiliates	(2,080)	(2,023)	(2,888)
Other expense (income), net	$1,287	$(3,866)	$(4,083)

Loss on Litigation Settlement

A consolidated class-action complaint is pending against Rust-Oleum Corporation (“Rust-Oleum”) seeking to have a class certified and alleging breach of warranty, breach of contract and other claims regarding certain deck coating products of Rust-Oleum.  In May 2016, the parties executed a term sheet outlining the agreed-upon terms of settlement. Upon final court approval, Rust-Oleum would deposit $9.3 million into a settlement fund in satisfaction of the claims.  The amount of the settlement is reflected in other expense (income), net, in our Consolidated Statements of Income for the fiscal year ended May 31, 2016.

Gain on Remeasurment of Joint Venture Ownership

In May 2016, we acquired the remaining 51% interest in our Chinese joint venture, Carboline Dalian Paint Production Co., Ltd (“Carboline Dalian”), which increased our ownership to 100%.  We had acquired our initial 49% interest in the company during fiscal 2009.  During the fourth quarter of fiscal 2016, we retained an independent, third party valuation firm to assist us in determining the fair value of Carboline Dalian.  Under ASC 805, a step up to fair value is required when an equity interest changes from a non-controlling interest to a controlling interest.  Based on the step up from our 49% to a 100% interest in Carboline Dalian, we recorded a remeasurement gain for approximately $8.0 million during fiscal 2016.  The gain is reflected in other expense (income), net in our Consolidated Statements of Income for the fiscal year ended May 31, 2016.

Income Taxes

18) Income Taxes

The provision for income taxes is calculated using the liability method. Under the liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

Earnings Per Share of Common Stock

19) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method.  The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings.  Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities.  Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period.  Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock, plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method.  Dilutive potential shares of common stock include outstanding SARS, restricted stock awards and convertible notes.  See Note J, “Earnings Per Share of Common Stock,” for additional information.

Other Recent Accounting Pronouncements

20) Other Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers,” which establishes a comprehensive revenue recognition standard for virtually all industries in GAAP. Under the original issuance, the new standard would have applied to annual periods beginning after December 15, 2016, including interim periods therein. However, in August 2015, the FASB issued ASU 2015-14, which extends the standard effective date by one year and includes an option to apply the standard on the original effective date. We are currently reviewing the revised guidance and assessing the potential impact on our Consolidated Financial Statements.

In April 2015, the FASB issued ASU 2015-03 "Interest-Imputation of Interest," which changes the presentation of debt issuance costs in financial statements and specifies that debt issuance costs related to a note shall be reported in the balance sheet as a direct deduction from the face amount of the note. The guidance does not change the current requirements surrounding the recognition and measurement of debt issuance costs, and the amortization of debt issuance costs will continue to be reported as interest expense. The guidance is effective for years and interim periods within those fiscal years beginning after December 15, 2015. Early adoption is allowed for all entities and the new guidance shall be applied to all prior periods retrospectively. We do not expect the adoption of this guidance to have a significant impact on our consolidated financial position and results of operations, although it will change the financial statement classification of the deferred debt cost. As of May 31, 2016, we had $3.0 million and $8.2 million of current and long-term net deferred debt costs, respectively.  As of May 31, 2015, we had $3.0 million and $11.5 million of current and long-term net deferred debt costs, respectively.  Current and long-term deferred debt costs are included in our Consolidated Balance Sheets and are reflected in prepaid expenses and other current assets, and other long-term assets, respectively.  Under the new guidance, the net deferred debt costs would offset the carrying amount of the respective debt on the Consolidated Balance Sheets.

In September 2015, the FASB issued ASU No. 2015-16, “Simplifying the Accounting for Measurement-Period Adjustments,” which simplifies the treatment of adjustments to provisional amounts recognized in the period for items in a business combination for which the accounting is incomplete at the end of the reporting period. The amendments in this ASU are effective for fiscal years beginning after December 15, 2015 and for interim periods therein. We will apply the provisions of this ASU beginning on June 1, 2016.  We anticipate that our adoption of this ASU will not have a material impact on our Consolidated Financial Statements.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which increases lease transparency and comparability among organizations.  Under the new standard, lessees will be required to recognize all assets and liabilities arising from leases on the balance sheet, with the exception of leases with a term of 12 months or less, which permits a lessee to make an accounting policy election by class of underlying asset not to recognize lease assets and liabilities.  ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and early adoption is permitted. The new standard requires the recognition and measurement of leases at the beginning of the earliest period presented using a modified retrospective approach, which includes a number of optional practical expedients that entities may elect to apply.  We are currently evaluating the impact this guidance will have on our Consolidated Financial Statements.

In March 2016, the FASB issued ASU 2016-09, “Improvements to Employee Share-Based Payment Accounting,” which makes a number of changes meant to simplify and improve accounting for share-based payments. The new guidance includes amendments to share based accounting for income taxes, the related classification in the statement of cash flows and share award forfeiture accounting. ASU 2016-09 is effective for public companies for annual reporting periods beginning after December 15, 2016, and interim periods within those reporting periods. Early adoption is permitted. We will early adopt ASU 2016-09 in the first quarter of fiscal 2017, and we do not anticipate our adoption to have a material impact on our Consolidated Financial Statements.

In November 2015, the FASB issued ASU 2015-17, “Balance Sheet Classification of Deferred Taxes,” which requires entities to present deferred tax assets and liabilities as noncurrent in a classified balance sheet.  This guidance simplifies the current guidance, which requires entities to separately present deferred tax assets and liabilities as current and noncurrent in a classified balance sheet. ASU 2015-17 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years, with early adoption permitted. ASU 2015-17 may be either applied prospectively to all deferred tax assets and liabilities or retrospectively to all periods presented. We have elected to early adopt ASU 2015-17 prospectively in the fourth quarter of fiscal 2016. As a result, we have presented all deferred tax assets and liabilities as noncurrent on our Consolidated Balance Sheet as of May 31, 2016, but have not reclassified current deferred tax assets and liabilities on our Consolidated Balance Sheet as of May 31, 2015. There was no impact on our results of operations as a result of our adoption of ASU 2015-17.